Fees Summary	Oct. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 194,986,104
Previously Paid Amount	21,767.49
Total Fee Amount	24,967.35
Total Offset Amount	0
Net Fee	$ 3,199.86